UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – November 2, 2015
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Questar Corporation - Retirement of Mr. Thomas C. Jepperson
On November 2, 2015, Thomas C. Jepperson, Questar chief operating officer announced his intention to retire effective January 1, 2016. In conjunction with Mr. Jepperson’s retirement, the Management Performance Committee of Questar’s Board of Directors accelerated the vesting dates of certain restricted stock unit agreements held by Mr. Jepperson to December 31, 2015 as follows:

Date of Grant	Unvested RSUs to vest on December 31, 2015

February 12, 2013	4,403
February 11, 2014	8,814
February 18, 2015	13,166
Total	26,383

The description to the amendment for Mr. Jepperson's RSU award agreements is qualified in its entirety by the terms of the amendment, a copy of which is attached as Exhibits 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amendment to Restricted Stock Unit Agreements granted to Thomas C. Jepperson

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

November 5, 2015	/s/ Kevin W. Hadlock
Kevin W. Hadlock Executive Vice President and Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit
10.1	Amendment to Restricted Stock Unit Agreements granted to Thomas C. Jepperson

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